---------------------------------------------------------------------------------------------------------------------------
                       Rule 10f-3 Acquisition of Securities from an Affiliate - April 1,
                                          2002 through June 30, 2002
---------------------------------------------------------------------------------------------------------------------------
                                                     DeAM
---------------------------------------------------------------------------------------------------------------------------
                                          PRESERVATION PLUS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                Security Purchased               Comparison Security             Comparison Security
---------------------------------------------------------------------------------------------------------------------------
Issuer                       COUNTRYWIDE ASSET-BACKED      CIT GROUP HOME EQUITY LOAN TRUST     FANNIE MAE WHOLE LOAN
                                   CERTIFICATES
---------------------------------------------------------------------------------------------------------------------------
Underwriters                 Countrywide, CS First Boston,      CS First Boston, Salomon,          Countrywide, Greenwich,
                             Deutsche Bank                      Goldman, JP Morgan, Bank One       Deutsche Bank
---------------------------------------------------------------------------------------------------------------------------
Years of continuous                              > 3 years                         > 3 years                     > 3 years
operation, including
predecessors
---------------------------------------------------------------------------------------------------------------------------
Security                                    CWL 2002-S1 A3                  CITHE 2002-1 AF4               FNW 2002-W2 AF4
---------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                              co-manager                               n/a                    co-manager
manager or co-manager
of offering?
---------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                         Countrywide                   CS First Boston                           n/a
dealer from which
purchased
---------------------------------------------------------------------------------------------------------------------------
Firm commitment                                        n/a                               n/a                           n/a
underwriting?
---------------------------------------------------------------------------------------------------------------------------
Trade date/Date of                               4/10/2002                         3/14/2002                     3/12/2002
Offering
---------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                 n/a                               n/a                           n/a
offering sold to QIBs
---------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                        $630 million                        $1 billion                    $1 billion
any concurrent public
offering
---------------------------------------------------------------------------------------------------------------------------
Total                                         $630 million                        $1 billion                    $1 billion
---------------------------------------------------------------------------------------------------------------------------
Public offering price                       $      100.00          $                   99.58           $            100.00
---------------------------------------------------------------------------------------------------------------------------
Price paid if other                                    n/a                               n/a                           n/a
than public offering
price
---------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                               0.25%                             0.27%                         0.25%
commission
---------------------------------------------------------------------------------------------------------------------------
Rating                                             Aaa/AAA                           Aaa/AAA                        Agency
---------------------------------------------------------------------------------------------------------------------------
Current yield                                       5.857%                            5.960%                        5.880%
---------------------------------------------------------------------------------------------------------------------------
Total par value                                     46,765                         8,000,000                           n/a
purchased
---------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                           $ 46,765.00             $         8,032,484.01                          n/a
---------------------------------------------------------------------------------------------------------------------------
% of offering purchased                              0.24%                               n/a                           n/a
by fund
---------------------------------------------------------------------------------------------------------------------------
% of offering purchased                              1.82%                               n/a                           N/A
by associated funds
---------------------------------------------------------------------------------------------------------------------------
Total (must be less                                  2.06%                               n/a                           n/a
than 25%)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                      Rule 10f-3 Acquisition of Securities from an Affiliate - April 1,
                                         2002 through June 30, 2002
---------------------------------------------------------------------------------------------------------------------------
                                                    DeAM
---------------------------------------------------------------------------------------------------------------------------
                                     PRESERVATION PLUS INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                Security Purchased               Comparison Security             Comparison Security
---------------------------------------------------------------------------------------------------------------------------
Issuer                       COUNTRYWIDE ASSET-BACKED      CIT GROUP HOME EQUITY LOAN TRUST     FANNIE MAE WHOLE LOAN
                                   CERTIFICATES
---------------------------------------------------------------------------------------------------------------------------
Underwriters                 Countrywide, CS First Boston,     CS First Boston, Salomon,         Countrywide, Greenwich,
                             Deutsche Bank                     Goldman, JP Morgan, Bank One      Deutsche Bank
---------------------------------------------------------------------------------------------------------------------------
Years of continuous                              > 3 years                         > 3 years                     > 3 years
operation, including
predecessors
---------------------------------------------------------------------------------------------------------------------------
Security                                    CWL 2002-S1 A3                  CITHE 2002-1 AF4               FNW 2002-W2 AF4
---------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                              co-manager                               n/a                    co-manager
manager or co-manager
of offering?
---------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                         Countrywide                   CS First Boston                           n/a
dealer from which
purchased
---------------------------------------------------------------------------------------------------------------------------
Firm commitment                                        n/a                               n/a                           n/a
underwriting?
---------------------------------------------------------------------------------------------------------------------------
Trade date/Date of                               4/10/2002                         3/14/2002                     3/12/2002
Offering
---------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                 n/a                               n/a                           n/a
offering sold to QIBs
---------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                        $630 million                        $1 billion                    $1 billion
any concurrent public
offering
---------------------------------------------------------------------------------------------------------------------------
Total                                         $630 million                        $1 billion                    $1 billion
---------------------------------------------------------------------------------------------------------------------------
Public offering price                        $      100.00                    $        99.58                 $      100.00
---------------------------------------------------------------------------------------------------------------------------
Price paid if other                                    n/a                               n/a                           n/a
than public offering
price
---------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                               0.25%                             0.27%                         0.25%
commission
---------------------------------------------------------------------------------------------------------------------------
Rating                                             Aaa/AAA                           Aaa/AAA                        Agency
---------------------------------------------------------------------------------------------------------------------------
Current yield                                       5.857%                            5.960%                        5.880%
---------------------------------------------------------------------------------------------------------------------------
Total par value                                     80,595                         8,000,000                           n/a
purchased
---------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                           $ 80,595.00            $         8,032,484.01                           n/a
---------------------------------------------------------------------------------------------------------------------------
% of offering purchased                              0.41%                               n/a                           n/a
by fund
---------------------------------------------------------------------------------------------------------------------------
% of offering purchased                              1.65%                               n/a                           N/A
by associated funds
---------------------------------------------------------------------------------------------------------------------------
Total (must be less                                  2.06%                               n/a                           n/a
than 25%)
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                            Rule 10f-3 Acquisition of Securities from an Affiliate - April 1,
                                              2002 through June 30, 2002
---------------------------------------------------------------------------------------------------------------------------
                                                      DeAM
---------------------------------------------------------------------------------------------------------------------------
                                       PRESERVATION PLUS INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                Security Purchased               Comparison Security             Comparison Security
---------------------------------------------------------------------------------------------------------------------------
Issuer                      DISCOVER CARD MASTER TRUST      HOUSEHOLD PRIVATE LABEL CREDIT  CITIBANK CREDIT CARD ISSUANCE
                                                                CARD MASTER NOTE TR 1                   TRUST
---------------------------------------------------------------------------------------------------------------------------
Underwriters            Morgan Stanley, BofA, Deutsche    Salomon, Bank One, CS First       Salomon, Bank One, Deutsche
                        Bank, Comm, RBC, SunTrust         Boston, Deutsche Bank, JP Morgan  Bank, JP Morgan, Lehman
                                                                                            Brothers
---------------------------------------------------------------------------------------------------------------------------
Years of continuous                              > 3 years                         > 3 years                     > 3 years
operation, including
predecessors
---------------------------------------------------------------------------------------------------------------------------
Security                                       DCMT 02-2 A                      HPLCC 2002-A              CCCIT 2002-A1 A1
---------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                              co-manager                        co-manager                    co-manager
manager or co-manager
of offering?
---------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                      Morgan Stanley                           Salomon                       Salomon
dealer from which
purchased
---------------------------------------------------------------------------------------------------------------------------
Firm commitment                                        n/a                               n/a                           n/a
underwriting?
---------------------------------------------------------------------------------------------------------------------------
Trade date/Date of                               4/16/2002                         3/22/2002                     1/23/2002
Offering
---------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                 n/a                               n/a                           n/a
offering sold to QIBs
---------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                        $789 million                        $1 billion                    $1 billion
any concurrent public
offering
---------------------------------------------------------------------------------------------------------------------------
Total                                         $789 million                        $1 billion                    $1 billion
---------------------------------------------------------------------------------------------------------------------------
Public offering price                       $        99.87                    $        99.87                $        99.26
---------------------------------------------------------------------------------------------------------------------------
Price paid if other                                    n/a                               n/a                           n/a
than public offering
price
---------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                               0.25%                             0.23%                         0.25%
commission
---------------------------------------------------------------------------------------------------------------------------
Rating                                             Aaa/AAA                           Aaa/AAA                       Aaa/AAA
---------------------------------------------------------------------------------------------------------------------------
Current yield                                        5.23%                             5.60%                         4.99%
---------------------------------------------------------------------------------------------------------------------------
Total par value                                  4,418,400                        16,800,000                     5,000,000
purchased
---------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                $         4,418,400.00             $       16,777,571.51        $         4,990,715.00
---------------------------------------------------------------------------------------------------------------------------
% of offering purchased                              0.56%                               n/a                           n/a
by fund
---------------------------------------------------------------------------------------------------------------------------
% of offering purchased                              1.42%                               n/a                           n/a
by associated funds
---------------------------------------------------------------------------------------------------------------------------
Total (must be less                                  1.98%                               n/a                           n/a
than 25%)
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                Rule 10f-3 Acquisition of Securities from an Affiliate - April 1,
                                                   2002 through June 30, 2002
---------------------------------------------------------------------------------------------------------------------------
                                                              DeAM
---------------------------------------------------------------------------------------------------------------------------
                                               PRESERVATION PLUS INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                Security Purchased               Comparison Security             Comparison Security
---------------------------------------------------------------------------------------------------------------------------
Issuer                  HONDA AUTO RECEIVABLES OWNER TRUST  CAPITAL AUTO RECEIVABLES ASSET        NATIONAL CITY AUTO
                                                                        TRUST                     RECEIVABLES TRUST
---------------------------------------------------------------------------------------------------------------------------
Underwriters            BofA, Deutsche Bank, Merrill,     BofA, JP Morgan, Merrill, Lehman  Merrill, Barclays, CS First
                        Wachovia                          Brothers, Barclays, Salomon, Bank Boston, National City, Salomon
                                       One
---------------------------------------------------------------------------------------------------------------------------
Years of continuous                              > 3 years                         > 3 years                     > 3 years
operation, including
predecessors
---------------------------------------------------------------------------------------------------------------------------
Security                                   HAROT 2002-2 A4                    CARAT 2002-2 B               NCART 2002-A A4
---------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                              co-manager                               n/a                           n/a
manager or co-manager
of offering?
---------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                            Barclays                   Bank of America                      Barclays
dealer from which
purchased
---------------------------------------------------------------------------------------------------------------------------
Firm commitment                                        n/a                               n/a                           n/a
underwriting?
---------------------------------------------------------------------------------------------------------------------------
Trade date/Date of                               5/14/2002                         4/15/2002                     3/13/2002
Offering
---------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                 n/a                               n/a                           n/a
offering sold to QIBs
---------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                        $1.8 billion                      $1.8 billion                    $1 billion
any concurrent public
offering
---------------------------------------------------------------------------------------------------------------------------
Total                                         $1.8 billion                      $1.8 billion                    $1 billion
---------------------------------------------------------------------------------------------------------------------------
Public offering price                       $        99.99                    $        99.99                $        99.98
---------------------------------------------------------------------------------------------------------------------------
Price paid if other                                    n/a                               n/a $        99.98
than public offering
price
---------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                               0.19%                             0.18%                         0.20%
commission
---------------------------------------------------------------------------------------------------------------------------
Rating                                             Aaa/AAA                         Aa3/A/Aa-                       Aaa/AAA
---------------------------------------------------------------------------------------------------------------------------
Current yield                                       4.535%                            4.220%                        4.894%
---------------------------------------------------------------------------------------------------------------------------
Total par value                                  6,000,000                        11,000,000                    14,000,000
purchased
---------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                $         5,999,526.60             $       10,999,329.97         $       13,993,417.90
---------------------------------------------------------------------------------------------------------------------------
% of offering purchased                              0.33%                               n/a                           n/a
by fund
---------------------------------------------------------------------------------------------------------------------------
% of offering purchased                              0.00%                               n/a                           n/a
by associated funds
---------------------------------------------------------------------------------------------------------------------------
Total (must be less                                  0.33%                               n/a                           n/a
than 25%)
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                   Rule 10f-3 Acquisition of Securities from an Affiliate
---------------------------------------------------------------------------------------------------------------------------
                                                            DeAM
---------------------------------------------------------------------------------------------------------------------------
                                             PRESERVATION PLUS INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                Security Purchased               Comparison Security             Comparison Security
---------------------------------------------------------------------------------------------------------------------------
Issuer                    TOYOTA AUTO RECEIVABLES TRUST     CAPITAL AUTO RECEIVABLES ASSET   HONDA AUTO RECEIVABLES OWNER
                                                                        TRUST                           TRUST
---------------------------------------------------------------------------------------------------------------------------
Underwriters            Deutsche Bank, Merrill, BofA, JP  BofA, JP Morgan, Merrill, Lehman  BofA, Deutsche Bank, Merrill,
                        Morgan, Morgan Stanley, Salomon,  Brothers, Barclays, Salomon, Bank Wachovia
                        Guzman & Company, Williams CapitalOne
---------------------------------------------------------------------------------------------------------------------------
Years of continuous                              > 3 years                         > 3 years                     > 3 years
operation, including
predecessors
---------------------------------------------------------------------------------------------------------------------------
Security                                    TAOT 2002-B A4                    CARAT 2002-2 B               HAROT 2002-2 A4
---------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                                 co-lead                               n/a                    co-manager
manager or co-manager
of offering?
---------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                       Merrill Lynch                   Bank of America                      Barclays
dealer from which
purchased
---------------------------------------------------------------------------------------------------------------------------
Firm commitment                                        n/a                               n/a                           n/a
underwriting?
---------------------------------------------------------------------------------------------------------------------------
Trade date/Date of                               5/15/2002                         4/15/2002                     5/14/2002
Offering
---------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                 n/a                               n/a                           n/a
offering sold to QIBs
---------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                        $1.1 billion                       $1.8 bllion                  $1.8 billion
any concurrent public
offering
---------------------------------------------------------------------------------------------------------------------------
Total                                         $1.1 billion                       $1.8 bllion                  $1.8 billion
---------------------------------------------------------------------------------------------------------------------------
Public offering price                       $        99.99                    $        99.99                $        99.99
---------------------------------------------------------------------------------------------------------------------------
Price paid if other                                    n/a                               n/a                           n/a
than public offering
price
---------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                               0.18%                             0.18%                         0.19%
commission
---------------------------------------------------------------------------------------------------------------------------
Rating                                             Aaa/AAA                           Aa3/Aa-                       Aaa/AAA
---------------------------------------------------------------------------------------------------------------------------
Current yield                                       4.433%                            4.220%                        4.535%
---------------------------------------------------------------------------------------------------------------------------
Total par value                                  2,000,000                        11,000,000                     6,000,000
purchased
---------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                             1,999,851                        10,999,330                     5,999,527
---------------------------------------------------------------------------------------------------------------------------
% of offering purchased                              0.18%                               n/a                           n/a
by fund
---------------------------------------------------------------------------------------------------------------------------
% of offering purchased                              0.00%                               n/a                           n/a
by associated funds
---------------------------------------------------------------------------------------------------------------------------
Total (must be less                                  0.18%                               n/a                           n/a
than 25%)
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                          Rule 10f-3 Acquisition of Securities from an Affiliate - April 1,
                                             2002 through June 30, 2002
---------------------------------------------------------------------------------------------------------------------------
                                                        DeAM
---------------------------------------------------------------------------------------------------------------------------
                                         PRESERVATION PLUS INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                Security Purchased               Comparison Security             Comparison Security
---------------------------------------------------------------------------------------------------------------------------
Issuer                       CAPITAL ONE MASTER TRUST         DISCOVER CARD MASTER TRUST       HOUSEHOLD PRIVATE LABEL
                                                                                             CREDIT CARD MASTER NOTE TR 1
---------------------------------------------------------------------------------------------------------------------------
Underwriters            Deutsche Bank, BofA, Barclays, CS Morgan Stanley, BofA, Deutsche    Salomon, Bank One, CS First
                        First Boston, JP Morgan           Bank, Comm, RBC, SunTrust         Boston, Deutsche Bank, JP
                                                                                            Morgan
---------------------------------------------------------------------------------------------------------------------------
Years of continuous                              > 3 years                         > 3 years                     > 3 years
operation, including
predecessors
---------------------------------------------------------------------------------------------------------------------------
Security                                    COMT 2002-3A B                       DCMT 02-2 A                  HPLCC 2002-A
---------------------------------------------------------------------------------------------------------------------------
Is the affiliate a                              co-manager                        co-manager                    co-manager
manager or co-manager
of offering?
---------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                            Blaylock                    Morgan Stanley                       Salomon
dealer from which
purchased
---------------------------------------------------------------------------------------------------------------------------
Firm commitment                                        n/a                               n/a                           n/a
underwriting?
---------------------------------------------------------------------------------------------------------------------------
Trade date/Date of                                5/1/2002                         4/16/2002                     3/22/2002
Offering
---------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                 n/a                               n/a                           n/a
offering sold to QIBs
---------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                       $1.35 billion                      $789 million                    $1 billion
any concurrent public
offering
---------------------------------------------------------------------------------------------------------------------------
Total                                        $1.35 billion                      $789 million                    $1 billion
---------------------------------------------------------------------------------------------------------------------------
Public offering price                         $      99.96                      $      99.87                  $      99.87
---------------------------------------------------------------------------------------------------------------------------
Price paid if other                                    n/a                               n/a                           n/a
than public offering
price
---------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                               0.21%                             0.25%                         0.23%
commission
---------------------------------------------------------------------------------------------------------------------------
Rating                                              A2/A/A                           Aaa/AAA                       Aaa/AAA
---------------------------------------------------------------------------------------------------------------------------
Current yield                                        4.61%                             5.23%                         5.60%
---------------------------------------------------------------------------------------------------------------------------
Total par value                                  1,215,000                        15,700,000                    16,800,000
purchased
---------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                   $      1,215,000.00                 $   15,678,902.34             $   16,777,571.51
---------------------------------------------------------------------------------------------------------------------------
% of offering purchased                              0.09%                               n/a                           n/a
by fund
---------------------------------------------------------------------------------------------------------------------------
% of offering purchased                              0.66%                               n/a                           n/a
by associated funds
---------------------------------------------------------------------------------------------------------------------------
Total (must be less                                  0.75%                               n/a                           n/a
than 25%)
---------------------------------------------------------------------------------------------------------------------------
